U.S. SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C. 20549
                             ____________________

                                  FORM 8-K/A

                                 AMENDMENT #2

               CURRENT REPORT PURSUANT TO SECTION 13 OR 15(D) OF
                          THE SECURITIES ACT OF 1934

       Date of Report (Date of earliest event reported):  April 1, 2004


                               WELUND FUND, INC.
            (Exact name of registrant as specified in its charter)

                                   Delaware
                (State or other jurisdiction of incorporation)

                                   000-50142
                           (Commission File Number)

                                     none
                     (I.R.S. Employer Identification No.)

          2515 Camino Del Rio South, Suite #117, San Diego, CA 92108
              (Address of principal executive offices) (Zip Code)

      Registrant's telephone number, including area code:  (619) 295-3085

                  244 Fifth Avenue, #W219, New York, NY 10001
         (Former name or former address, if changed since last report)


ITEM 1. CHANGE IN CONTROL OF REGISTRANT

On April 1, 2004, Mr. T. Chong Weng, the sole shareholder of Welund Fund, Inc. (the "Registrant"), entered into a Share Purchase Agreement (the "Agreement") with Mr. Kevin G. Elmore, pursuant to which Mr. Elmore will acquire 2,240,000 shares (the "Shares") owned by Mr. T. Chong Weng on April 2, 2004 (the "Closing") in a private transaction. However, on the date of Closing, Mr. Elmore did not make full payment for the Shares as required under the Agreement, and as a result, the Closing did not occurred until June 9, 2004. To date, the total consideration paid by Mr. Elmore for the Shares was Fifty Thousand Dollars ($50,000). According to Mr. Elmore, he used his personal funds to purchase the Shares. Before to this transaction there was no relationship between Mr. Elmore and the Registrant or Mr. T. Chong Weng nor did Mr. Elmore own any securities of the Registrant. As of June 9, 2004, Mr. Elmore owns 100% of the issued and outstanding shares of the Registrant. As part of the transaction, effective June 9, 2004, the existing sole director of the Registrant, Mr. T. Chong Weng, has appointed Mr. Elmore as a director, and Mr. T. Chong Weng has resigned, leaving Mr. Elmore as the sole director of the Registrant. The sole director has elected Mr. Kevin G. Elmore as the president of the Registrant.

Prior to the sale, the Registrant had 2,240,000 shares of common stock issued and outstanding.

Copy of the Share Purchase Agreement reflecting the sale of the 2,240,000 shares is incorporated herein by reference to a Form 8-K filed on April 2, 2004. The foregoing description is modified by such reference.


                                  SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report on Form 8-K to be signed on its behalf by the undersigned hereunto duly authorized.


WELUND FUND, INC.


By: /s/ T. Chong Weng                                Date: June 9, 2004
-----------------------------------
Name:  T. Chong Weng
Title:  President

                           UNANIMOUS WRITTEN CONSENT
                         BY THE BOARD OF DIRECTORS OF
                               WELUND FUND, INC.
                             IN LIEU OF A MEETING

       Pursuant to the Delaware General Corporation Law, as amended, which provides that any action required to be taken at a meeting of the board of directors of a Delaware corporation may be taken without a meeting if a consent in writing setting forth the action so taken shall be signed by all of the directors, the undersigned, being all of the directors of WELUND FUND, INC., a Delaware corporation (the "Corporation"), do hereby waive any and all notices that may be required to be given with respect to a meeting of the directors of the Corporation and do hereby take, ratify, affirm, and approve the following actions:

       RESOLVED, that the number of board seats is hereby increased to two (2), and KEVIN G. ELMORE is hereby appointed as a director of the Corporation to fill the newly created board seat, to hold such office until the next annual meeting of shareholders;

       RESOLVED, that the resignation of T. CHONG WENG as sole officer and director of the Corporation is hereby accepted, and the number of board seats is hereby decreased to one (1);

       RESOLVED, that KEVIN G. ELMORE is hereby appointed as president, secretary, and treasurer of the Corporation;

       RESOLVED, that the appropriate officers of the Corporation be, and they hereby are, authorized and directed to take all such further actions and to execute and deliver all such instruments and documents in the name and on behalf of the Corporation, and under its corporate seal or otherwise, as in their judgment shall be necessary, proper, or advisable in order to fully carry out the intent and to accomplish the purposes of the foregoing resolutions.

       The undersigned, being all of the directors of the Corporation, hereby unanimously consent to, approve, and adopt the foregoing actions as of the 9th of June 2004, notwithstanding the actual date of the signing.


/s/ T. Chong Weng
-----------------------------------
T. Chong Weng



-----------------------------------
Kevin G. Elmore

       I, Kevin G. Elmore, hereby accept my appointment as director, president, secretary, and treasurer of Welund Fund, Inc., a Delaware corporation.



________________________
Kevin G. Elmore

                                 T. Chong Weng
                            244 Fifth Avenue, W219
                         New York, New York 10001-7604


June 9, 2004

Mr. Kevin G. Elmore
2515 Camino Del Rio South, Ste 117
San Diego, CA 92108

Dear Mr. Elmore:

Effective immediately, I am resigning as Director, President, Secretary and Treasurer of Welund Fund, Inc., a Delaware corporation (the "Company").

My resignation was not due to any disagreement with the Company on any matter relating to the Company's operations, policies or practices.

I confirm that I have no claim against the Company whether in respect of remuneration, severance payments, pensions, expenses or compensation for loss of office or in any other respect whatsoever.

Yours faithfully,


/s/ T. Chong Weng
-----------------------------------
T. Chong Weng